Schedule of Investments (a)

June 30, 2020 (unaudited)

Asset Backed Securities - 0.27%
Name of Issuer	Principal	Value
Airline Lease - 0.27%
Aircraft Fin Trust, 0.66475% FRN (1 month LIBOR + 0.48%), 5/15/24 (c)	$15,037,253	$446,606

Total Asset Backed Securities — (cost -$6,541,205)		$446,606

Corporate Bonds, Loans & Notes - 84.53%
Name of Issuer	Principal	Value
Auto Manufacturers - 2.72%
Ford Motor Credit Co LLC, 3.219%, 1/09/22	1,425,000	1,386,112
Ford Motor Credit Co LLC, 3.35%, 11/01/22	3,296,000	3,156,843
		4,542,955

Building Products - 3.29%
BMC East LLC, 5.5%, 10/01/24 (b)	5,000,000	5,037,500
Builders Firstsource, 6.75%, 6/01/27 (b)	450,000	460,688
		5,498,188

Coal - 0.53%
Westmoreland Mining Holdings LLC TL, 15% PIK, 3/15/29 (f)	1,590,723	886,002

Communications - 3.29%
Centurylink, Inc., 7.5%, 4/01/24	5,000,000	5,494,100

Consumer Discretionary - 6.43%
Foot Locker, Inc., 8.5%, 01/15/22	7,500,000	7,800,000
Griffon Corp, 5.25%, 3/01/22	2,945,000	2,945,295
		10,745,295

Drug Stores - 1.18%
Rite Aid Corp., 6.125%, 4/01/23 (b)	1,266,000	1,231,185
Rite Aid Corp., 7.5%, 7/01/25 (b)	734,000	734,000
		1,965,185

Electrical Components & Equipment - 0.22%
Advanced Lighting Technologies PIK, FRN 18.35238% (3 month LIBOR + 17%) 9/30/23 (b) (c)	7,584,045	362,350

Electrical Utilty - 2.42%
DPL, Inc., 7.25%, 10/15/21	3,800,000	4,037,500

Energy/Natural Resources — 8.10%
American Eagle Energy Corp., 11%, 9/01/19 (b) (c) (d) (e)	15,500,000	74,400
CNX Resources Inc., 7.25%, 3/14/27	10,000,000	9,200,000
RAAM Global Energy Co., 12.5%, 10/01/15 (d) (e)	23,000,000	110,400
Range Resources Corp., 4.875%, 5/15/25	5,000,000	3,751,750
Talos Production LLC, 11%, 4/03/22	422,980	393,371
		13,529,921

Financial Services - 2.90%
Synovous Financial Corp., 5.75%, 12/15/25	5,000,000	4,850,000

Gaming - 0.60%
Eldorado Resorts, Inc., 6%, 4/01/25	960,000	999,398

Healthcare - 3.59%
Universal Health Services, Inc., 4.75%, 8/01/22 (b)	6,000,000	6,000,000

Homebuilders - 3.02%
PulteGroup, Inc., 4.25%, 3/01/21	5,000,000	5,050,000

Industrial Servicing / Manufacturing — 13.89%
Clean Harbors, Inc., 4.875%, 7/15/27 (b)	500,000	513,750
Fortress Transportation and Infrastucture Investors LLC, 6.75%, 3/15/22 (b)	7,000,000	6,723,220
Mueller Industries, Inc., 6%, 3/01/27	6,089,000	5,951,998
XPO Logistics, Inc., 6.5%, 6/15/22 (b)	10,000,000	10,012,500
		23,201,468

Metals & Mining - 7.53%
Allegheny Technologies, Inc., 6.95%, 12/15/25	4,500,000	4,365,000
American Gilsonite Co., PIK 17%, 12/31/21 (b)	8,398,033	6,064,079
Freeport-McMoran, Inc., 3.55%, 3/01/22	2,140,000	2,140,000
		12,569,079

Oil & Gas Drilling - 4.99%
Parker Drilling Co. TL, 13% (11% cash, 2% PIK), 3/26/24 (f)	2,540,205	2,299,027
Tidewater, Inc., 8%, 8/01/22	7,027,284	6,025,896
		8,324,923

Paper/Forest Products — 5.67%
Cenveo Corp., 8.5%, 9/15/22 (b) (d)	25,000,000	12,500
Neenah, Inc., 5.25%, 5/15/21 (b)	9,474,000	9,450,315
		9,462,815

Power Generation - 2.31%
Vistra Energy Corp., 8.125%, 1/30/26 (b)	3,700,000	3,857,250

Tobacco — 11.85%
Pyxus International, Inc., 8.5%, 4/15/21 (b)	10,620,000	10,195,200
Vector Group LTD, 6.125%, 2/01/25 (b)	10,000,000	9,600,000
		19,795,200

Total Corporate Bonds, Loans & Notes — (cost -$214,231,352)		$141,171,629

GDP-Linked Bonds - 0.25%
Name of issuer	Principal	Value
Republic of Argentina GDP Linked Security, FRN (based on the performance of Argentina's GDP), 12/15/35 (d)	$34,386,574	$409,200
Total GDP-Linked Bonds — (cost—$1,423,421)		$409,200

Common Stock - 9.90%	Number of
Name of issuer	Shares	Value
Coal - 0.08%
Westmoreland Mining Holding LLC, Class A Units (d) (f)	22,606	$135,636

Diversified Chemicals - 1.06%
Ingevity Corp. (d)	602	31,647
NL Industries, Inc.	510,200	1,739,782
		1,771,429

Electrical Components & Equipment - 0.00%
Advanced Lighting Technologies PFD (c) (d)	104,947	-

Electrical Utility - 0.40%
Homer City Holdings, LLC (d) (f)	221,338	664,014

Energy / Natural Resources — 0.21%
SilverBow Resources, Inc. (d)	5,058	16,236
Talos Energy, Inc. (d)	35,718	328,606
		344,842

Food Processing - 3.02%
Viskase Cos., Inc. (d)	3,052,635	5,036,848

Metals & Mining - 3.59%
American Gilsonite (c) (d) (f)	15,980	1,061,871
American Zinc Recycling, LLC (c) (d) (f)	21,539	4,937,899
Ormet Corp. (d)	372,638	224
		5,999,994

Oil & Gas Drilling - 0.48%
Key Energy Services, Inc. (d)	129	1,677
Parker Drilling, Co. (d)	140,471	807,708
		809,385

Packaging & Container- 0.06%
Westrock Co.	3,626	102,471

Paper/Forest Products — 0.17%
Cenveo Enterprises, Inc. (d) (f)	20,833	291,662

Retail Food Chain - 0.77%
Romacorp, Inc. (c) (d) (f)	82,220	1,282,632

Transportation - 0.06%
Getlink SA	7,349	106,120

Total Common Stock — (cost—$52,370,160)		$16,545,033

Preferred Stock - 3.60%
Pipeline - 3.60%
Crestwood Equity Partners LP PFD, 9.25%, Perpetual	1,100,000	$6,017,000
Total Preferred Stock — (cost—$10,441,640)		$6,017,000

Warrants - 0.00%	Number of
Name of issuer	Shares	Value
Advanced Lighting Technologies, DTD 10/04/17 @ $123.27 expiration 10/04/27 (c) (d)	2,006	$-
Total Warrants — (cost—$0)		$0

Repurchase Agreement - 0.03%
State Street Bank & Trust Co. 0.00% dated 6/30/2020, to be repurchased at $49,227 on 7/01/2020 (g)
Total Repurchase Agreement - (cost - $49,227)	$49,227	$49,227

Total Investments — 98.58% (cost—$285,057,005)		$164,638,695

Net Other Assets and Liabilities - 1.42%		2,366,574

Net Assets - 100%		$167,005,269

(a)	Portions of the portfolio may be pledged to collateralize short term borrowings.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $70,328,937 which represents 42.11% of total net assets. These securities are generally deemed liquid.
(c)	Security is valued at fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. The aggregate market value of good faith securities as of June 30, 2020 was $8,165,758 which represents 4.89% of total net assets.

(d)	Non-income producing security.
(e)	Security is in principal default.
(f)	All or a portion the security is restricted. The Trust may acquire restricted securities which are subject to legal or contractual restrictions on resale and may be illiquid. The aggregate market value of restricted securities as of June 30, 2020 was $11,558,743 which represents 6.92% of total net assets. Additional information on each holding is as follows:

Security	Acquisition Date	Acquisition Cost
American Gilsonite	1/13/2014	$5,273,400
American Zinc Recycling, LLC	7/19/2012 - 9/30/2016	$8,474,521
Cenveo Enterprises, Inc.	9/11/2018	$607,500
Homer City Holdings, LLC	4/6/2017	$588,216
Parker Drilling Co. Term Loan	3/27/2019	$2,982,857
Romacorp, Inc.	11/15/2006	$4,118,756
Westmoreland Mining Holdings Co. Term Loan	3/15/2019	$2,445,129
Westmoreland Mining Holdings Co. Class A Units	3/15/2019	$641,637

(g)	Acquired on June 30, 2020. Collateralized by $50,234 of US Treasury Notes due 01/15/2030. The maturity value is $49,227.

PIK Payment in Kind

FRN Floating Rate Note - rates reflected are as of June 30, 2020

PFD Preferred Security

TL Term Loan

Investment Valuation

Accounting Standards Codification ASC 820, Fair Value Measurements and Disclosures (ASC 820) defines fair value as the price that would be received to sell an investment in an orderly transaction between two market participants at the measurement date. ASC 820 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of certain inputs to the fair value measurement requires judgments and considers factors that may be specific to each security. The various inputs that may be used to determine the value of the Trust's investments are summarized in the following fair value hierarchy:

Level 1 - Unadjusted quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs based on data obtained from various pricing sources (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Significant unobservable inputs including the Trust's own assumptions used to determine the fair value of investments. Factors considered in making such determinations may include, but are not limited to, information obtained directly from the company or analysts and the analysis of the company's financial statements or other documents.

The following table summarized the Trust's investment as of June 30, 2020, based on the inputs used to value them.

				Total as of
	Level 1	Level 2	Level 3	06/30/2020
Corporate Bonds, Loans & Notes	$-	$140,734,879	$436,750	$141,171,629
Common Stock	3,028,351	6,234,280	7,282,402	16,545,033
Preferred Stock	6,017,000	-	-	6,017,000
Asset Backed Security	-	-	446,606	446,606
GDP Linked Bonds	-	409,200	-	409,200
Warrants	-	-	-	-
Repurchase Agreement	-	49,227	-	49,227
	$9,045,351	$147,427,586	$8,165,758	$164,638,695

Transfers between hierarchy levels may occur due to market fluctuation, changes in valuation techniques and/or changes in the availability of market data used in the determination of an investment’s valuation. The Trust recognizes transfers between the levels at the end of each period. For the period ended June 30, 2020, there were two transfers from Level 2 to Level 3 based on recovery analysis. There were no other transfers among Levels.

At June 30, 2020, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

	Asset Back Securities	Corporate Bonds, Loans & Notes	Common and PFD Stock	Totals
Beginning Balance @ 9/30/19	$-	$1,928,586	$11,913,013	$13,841,599
Purchases / PIK Interest	-	321,097	1,319,310	1,640,407
Sales	-	-	-	-
Realized Gain(Loss)	-	-	-	-
Net Change in Unrealized Appreciation/(Deprecitation)	-	(1,887,333)	(5,949,921)	(7,837,254)
Transfers into Level 3	446,606	74,400	-	521,006
Transfers out of Level 3		-	-	-
Ending Balance @ 06/30/2020	$446,606	$436,750	$7,282,402	$8,165,758

Change in Unrealized
Gain / (Loss) for Positions Still
Held at June 30, 2020
Corporate Bonds & Notes	$(1,887,333)
Common & PFD Stock	(5,949,921)
Totals	$(7,837,254)

The Financial Accounting Standard Board (FASB) issued guidance that a reporting entity should disclose quantitative information about the unobservable inputs used in the fair value determinations that are categorized in the Level 3 hierarchy. The guidance also required additional disclosure regarding the valuation process used and the sensitivity of the fair value measurements to changes in unobservable inputs and the interrelationships between those unobservable inputs within Level 3. The following table presents a summary of valuation techniques, inputs and quantitative information used in determining the fair value of the Trust’s Level 3 securities as of June 30, 2020:

				Significant
			Valuation	Unobservable
Investment Type	Fair Value	Technique	Inputs	Range	Increase in Input (1)
Asset Back Securities
Airline Lease	$446,606	Market Approach (2)	Estimated Recovery Rate	not applicable	Increase
Corporate Bonds & Notes
Electrical Components & Equipment	$362,350	Market Comparable (3)	Forward EBITDA Multiple;	5x - 13.6x	Increase

Energy/Natural Resources	$74,400	Market Approach (2)	Estimated Recovery Rate	not applicable	Increase

Common & PFD Stock
Retail Food Chains	$1,282,632	Market Comparable (3)	Forward EBITDA Multiple;	8x	Increase

Metals & Mining	$1,061,871	Market Comparable (3)	Forward EBITDA Multiple;	2.3x-9.3x	Increase

	$4,937,899	Market Comparable (3)	Forward EBITDA Multiple;	2.3x-9.3x	Increase

	$8,165,758

(1)	This column represents the direction change in the fair value of the Level 3 securities that would result from an increase to the corresponding unobservable input. A decrease to the unobservable inputs would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower fair value determinations.

(2)	A market approach using the value of the underlying assets of a company.

(3)	Earnings multiples are based on comparable public companies.

Other Information

Income Tax Information

At June 30, 2020 the cost of investment securities for income tax purposes was $285,092,133. Net unrealized depreciation aggregated ($120,453,438) of which $4,940,715 related to appreciated investment securities and ($125,394,153) related to depreciated investment securities.

For additional information on the Trust's policy regarding valuation of investments and other significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.